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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 5, 2001


                                 ALPHACOM, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                          333-83573                    34-1868605
(State or Other Jurisdiction of            (Commission                 (IRS Employer
        Incorporation)                     File Number)           Identification Number)


1035 ROSEMARY BOULEVARD, AKRON, OHIO           44306                   (330) 785-5555
(Address of Principal Executive Offices)     (Zip Code)              (Telephone Number)



                                    Copy to:

                                 J. Bret Treier
                                 Brouse McDowell
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 535-5711
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ITEM 5. OTHER EVENTS.

         Dr. Marion A. Ruebel has resigned from Registrant's Board of Directors without disagreement with the Registrant on any matter related to Registrant's operations, policies or practices.

ITEM 7. EXHIBITS.

         (c) Exhibit

             (17) Letter of resignation of Dr. Marion A. Ruebel as a Director.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ALPHACOM, INC.


Dated: March 9, 2001                                 By: /s/ Joseph M. Lechiara
                                                     --------------------------
                                                     Joseph M. Lechiara,
                                                     Chief Financial and Chief
                                                     Accounting Officer
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                                 ALPHACOM, INC.
                           CURRENT REPORT ON FORM 8-K



                                INDEX OF EXHIBITS



EXHIBIT

         (17) Director Marion A. Ruebel's letter of resignation